                                                                    EXHIBIT 10.6


                         ALLIANCE LAUNDRY HOLDINGS LLC

                           SECURITYHOLDERS AGREEMENT
                           -------------------------


          THIS SECURITYHOLDERS AGREEMENT (this "Agreement") is made as of  May
                                                ---------
5, 1998, between Alliance Laundry Holdings LLC, a Delaware limited liability company (the "Company"), each of the securityholders listed on Schedule A
              -------                                          ----------
attached hereto and each of the other Persons who becomes a party to this Agreement after the date hereof pursuant to Section 3 hereof (the

"Securityholders").  Capitalized terms used herein but not otherwise defined
----------------
herein are defined in Section 8 hereof.

          WHEREAS, the Company and the Securityholders desire to enter into this Agreement for the purposes of, among others, inducing certain of the Securityholders to enter into the Amended and Restated Limited Liability Company Agreement of even date herewith, as amended or modified from time to time (the

"LLC Agreement"), and to restrict the sale, assignment, transfer, encumbrance or
--------------
other disposition of the Securities.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

          1.   RESTRICTIONS ON TRANSFER OF SECURITIES.
               ---------------------------------------

          (a) Transfer of Securities.  No holder of Other Securities shall sell,
              ----------------------
transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in (a "Transfer") such holder's Securities, except pursuant to (i)
                    --------
Section 1(b) or 1(d) hereof, (ii) a Public Sale, (iii) a Liquidity Event pursuant to Section 5, (iv) a repurchase pursuant to the Executive Agreements or
(v) the consent of the Board; provided that the applicable requirements of
                              --------
Sections 2 and 3 (if any) are also satisfied.

          (b)  Participation Rights.
               --------------------

               (i) If one or more of the Bain Group  (the "Transferring
                                                           ------------
          Securityholders") desires to Transfer all or any portion of any class
          ---------------
          of its Securities (or any direct or indirect interest therein) to any Person(s) or to the Company, they must first deliver to all of the other holders of such class of Securities (the "Other
                                                           -----
          Securityholders") a written notice (the "Sale Notice") in which the
                                                   -----------
          prospective Transferring Securityholders state the price and other material terms and conditions on which they propose to effect such Transfer of such class of (or interest in) their Securities, or portion thereof, and the identity of the proposed Transferee(s). For purposes of this Section 1(b), a Transfer by the Bain Group shall include a transfer, direct or indirect,
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          by the holders of the Equity Securities of the Bain Group (or any direct or indirect interest therein) and such Transfer will be deemed to be a Transfer by the Bain Group for purposes of determining the rights of Other Securityholders under this Section 1(b). Each Other Securityholder to whom such a Sale Notice is given may within 15 days following receipt of the Sale Notice, give to the Company and the Transferring Securityholders a written notice ("Tag-Along Notice")
                                                          ----------------
          indicating that it desires to participate in such Transfer. If any Other Securityholders have elected to participate in such Transfer, each of the Transferring Securityholders and such Other Securityholders will be entitled to sell in the contemplated Transfer, at the same price and on the same terms and conditions, a number of units of such class of Securities equal to the product of (A) the quotient determined by dividing the number of units of such class of Securities owned by such person by the aggregate number of units of such class of Securities owned by the Transferring Securityholders and the Other Securityholders participating in such Transfer and (B) the number of units of such class of Securities to be sold in the contemplated Transfer (the "Pro Rata Share"). Notwithstanding the
                                      --- ----------
          foregoing, (x) in the event that the Transferring Securityholders intend to Transfer units of more than one class of Securities, the Other Securityholders participating in such Transfer shall be required to sell in the contemplated Transfer a pro rata portion of units of all such classes of Securities (to the extent such Other Securityholders own any units of such other classes of Securities), which portion shall be determined in the manner set forth immediately above, (y) Units which are not Vested Common Units pursuant to the LLC Agreement may not be transferred by an Other Securityholder in any event and (z) Vested Common Units shall be treated as Class A Units for purposes of this Paragraph 1(b)(i) except that the price to be paid for such Vested Common Units will be the amount such holder of such Vested Common Units would have received if a Liquidity Event occurred at the value which the proposed transferee is acquiring the Securities and such consideration was paid directly to the Company and then distributed by the Company in a complete liquidation pursuant to the terms of the LLC Agreement as in effect immediately prior to such Transfer.

               For example (by way of illustration only), if the Sale Notice
               -----------------------------------------
               contemplated a sale of 100 Class A Units by the Transferring Securityholders, and if the Transferring Securityholders at such time owns 30% of the Class A Units and if one Other Securityholder elects to participate and owns 20% of the Class A Units, the Transferring Securityholders would be entitled to sell 60 Class A Units (30% / 50% x 100 units) and the Other Securityholder would be entitled to sell 40 Class A Units (20% / 50% x 100 units).

               (ii) The Transferring Securityholders will use reasonable efforts to obtain the agreement of the prospective Transferee(s) to the participation of the Other Securityholders in any contemplated Transfer, and the Transferring Securityholders will not Transfer any of their units of Securities to the prospective Transferee(s) unless
          (A) simultaneously with such transfer, the prospective Transferee or Transferees purchase from the Other Securityholders the units of Securities which

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          the Other Securityholders are entitled to sell to such prospective
          Transferee(s) pursuant to paragraph 1(b)(i) above or (B) simultaneously with such transfer, the Transferring Securityholders purchase (on the same terms and conditions on which such units were sold to the transferee(s)) the number of units of such class of Securities from the Other Securityholders which the Other Securityholders would have been entitled to sell pursuant to paragraph 1(b)(i) above.

          (c) Transfers by Certain Indirect Owners.  Each holder of Other
              ------------------------------------
Securities that is not a BRS entity, an individual or Raytheon shall not permit
(i) the issuance of additional interests in such holder or (ii) any Transfer of any interest of any Indirect Owner in such holder. Notwithstanding the foregoing, any Indirect Owner of such holder or of another Indirect Owner may Transfer its interest in such holder or other Indirect Owner to another Indirect Owner of a holder or to a Permitted Transferee; provided, that the restrictions
                                                --------
contained in this Section 1(c) will continue to apply to such securities following such Transfer and the Permitted Transferees thereof will be required prior to the effectiveness of such Transfer, to execute a written agreement in form and substance satisfactory to the Board pursuant to which such Permitted Transferees acknowledge and agree to be bound by the Transfer restrictions contained in this Agreement (including, without limitation, this Section 1(c)). To the extent such Securities are certificated, the certificates evidencing the Equity Securities of such holder and each Indirect Owner will be stamped or otherwise imprinted with a legend referencing the restrictions on transfer contained in this Section 1(c). With respect to any BRS entity, no BRS entity shall permit an issuance of additional interests or a Transfer of interest in such entity (other than a distribution to its partners, members or shareholders) which would cause or result in more than 50% of the voting control of such entity to be Transferred to any Person other than an Affiliate of such BRS entity; provided, however, that BRS/RCL Investment Corp. shall not transfer its
        --------  -------
interest in the Company to any Independent Third Party except as otherwise permitted pursuant to this Agreement.

          (d) Permitted Transfers.  The restrictions contained in this Section 1
              -------------------
shall not apply with respect to any Transfer of Securities (i) in the case of any natural Person, pursuant to applicable laws of descent and distribution or among such Person's Family Group (as defined below), (ii) in the case of any other Person, among its Affiliates, (iii) which are Preferred Units with the consent of the Board, which consent shall not be unreasonably withheld, or (iv) which are Common Units Transferred as part of a sale of Preferred Units or Subordinated Note (transferees permitted pursuant to clauses (i), (ii), (iii) and (iv) above are collectively referred to herein as "Permitted Transferees");
                                                       ---------------------
provided, that the restrictions contained in this Section 1 shall continue to be
--------
applicable to such Securities after any such Transfer; and provided, further,
                                                           --------  -------
that Units which are not deemed to be Preferred Units or Common Units pursuant to the LLC Agreement may not be transferred in any event; and provided, further,
                                                              --------  -------
that the applicable requirements specified in Sections 2 and 3 in connection with such Transfer shall have been satisfied. A Person's "Family Group" means
                                                           ------------
such Person's (or if such Person is not an individual then such Person shall refer to the ultimate individual beneficial owners of such Person), spouse, parents, siblings and descendants (whether natural or adopted) and any trust or other vehicle formed solely for the benefit of such Person and/or any of such Person's spouse, parents, siblings and/or descendants. Notwithstanding the foregoing, no party hereto shall avoid the provisions of this Agreement by making one or more transfers to one or more Permitted Transferees and then disposing of all or any portion of such party's interest in any such Permitted Transferee.

          (e) Termination of Restrictions.  The restrictions set forth in this
              ---------------------------
Section 1 shall continue with respect to each Securityholder Security until the earlier of (i) the consummation of a Liquidity Event pursuant to Section 5 or
(ii) the consummation of an IPO. If the consummation of a Transfer pursuant to this Section 1 would cause a Liquidity Event to occur, the provisions of Section 5 (as opposed to this Section 1) shall control such Transfer.

          2.   ADDITIONAL RESTRICTIONS ON TRANSFER.
               -----------------------------------

          (a) Restricted Securities Legend.  The Securities have not been
              ----------------------------
registered under the Securities Act and, therefore, in addition to the other restrictions on Transfer contained in this Agreement, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is then available. To the extent such Securities have been certificated, each certificate evidencing Securities and each certificate issued in exchange for or upon the Transfer of any Securities (if such securities remain Securities as defined herein after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON MAY 5, 1998 AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER SPECIFIED IN THE SECURITYHOLDERS AGREEMENT, DATED AS OF MAY 5, 1998, AS AMENDED AND MODIFIED FROM TIME TO TIME, AMONG THE ISSUER (THE "COMPANY") AND CERTAIN INVESTORS, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO ANY TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE."

The Company shall imprint such legend on certificates (if any) evidencing Securities. The legend set forth above shall be removed from the certificates (if any) evidencing any units which cease to be Securities in accordance with the definition thereof. Notwithstanding the foregoing, to the extent the Securities are not certificated, the LLC Agreement will contain a legend in substantially the form stated above.

          (b) Opinion of Counsel.  No holder of Securities may Transfer any
              ------------------
Securities (except pursuant to an effective registration statement under the Securities Act or, in the case of a member of the Bain Group or a BRS entity, to an Affiliate or pursuant to Section 4 or 5 hereof) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Board) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such Transfer. Raytheon may deliver the opinion of its in-house corporate counsel in satisfaction of the requirements of this section.

          3.   TRANSFER REQUIREMENTS.  Prior to Transferring any Securities
               ---------------------
(other than pursuant to a Liquidity Event pursuant to Section 5, Section 1(b), a Public Sale or an IPO), the Transferring holder of Securities shall cause the prospective Transferee to be bound by this Agreement, the LLC Agreement (if the prospective Transferee is admitted as a substituted member pursuant to the LLC Agreement), the Registration Rights Agreement, and any other agreements executed by holders of Units relating to such Units in the aggregate (collectively, the

"Other Agreements") and if the prospective Transferee is acquiring Securities
-----------------
subject to an Executive Agreement, the provisions of such Executive Agreement relating to Equity Securities, including the repurchase thereof, and to execute and deliver to the Company and the other holders of Securities counterparts of this Agreement, the LLC Agreement (if the prospective Transferee is admitted as a substituted member pursuant to the LLC Agreement), the Registration Rights Agreement, the applicable Other Agreements and if applicable an acknowledgment as to the provisions of such Executive Agreement relating to Equity Securities. Any Transfer or attempted Transfer of any Securities in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported Transferee of such Securities as the owner of such securities for any purpose.

          4.   PUBLIC OFFERING.
               ---------------

          (a) If at any time the Board approves a public offering of any of the Equity Securities of the Company to be registered under the Securities Act or the requisite percentage of holders (the "Requisite Holders") otherwise request
                                          -----------------
the Company to make a public offering of Equity Securities of the Company pursuant to the Registration Rights Agreement, the holders of Securities and the Company will take all necessary or desirable actions in connection with the consummation of such registered offering approved by the Board and, to the extent not inconsistent therewith, the Requisite Holders. It is the intent that immediately prior to the initial registered offering of Equity Securities of the Company, whether or not pursuant to the immediately preceding sentence and whether pursuant to a sale by the Company or by any Securityholder, (i) a Delaware corporation will be incorporated (the "Entity") and (ii) the Equity
                                                ------
Securities of the Company will be recapitalized or reorganized (whether by merger, exchange, contribution, a combination of the foregoing or otherwise) into a single class of common stock of the Entity, where all holders will receive such common stock. Such recapitalization, reorganization or exchange will be effected in such a manner so that, immediately thereafter, the Securityholders hold only securities of the same class as the securities that are to be offered to the public in such offering. The securities to be so held by the Securityholders will be allocated, to the extent practicable, among the Securityholders (or additional securities will be issued to one or more Securityholders) so that, immediately after such recapitalization, reorganization or exchange, each Securityholder holds securities having an aggregate value equal to the amount which such Securityholder would have received if, immediately prior to such recapitalization, reorganization or exchange, the Company had distributed to its Securityholders an aggregate amount equal to the aggregate value of the securities which are to be held by all Securityholders immediately after such recapitalization, reorganization or exchange in a complete liquidation pursuant to the rights and preferences set forth in the Company's constituent documents immediately prior to such recapitalization, reorganization or exchange, with each share of such securities having a "value" for such purposes equal to the price per share of sales to the public as part of such offering. In addition, in the event that upon such public offering any of the Company's outstanding Class B Common Units or Class C Common Units are not allocated any "value" as described above, whether due to vesting pursuant to the Executive Agreements or the failure to achieve the appropriate Target Multiple pursuant to the LLC Agreement, the holders of such Class B Common Units and Class C Common Units will be granted options to acquire the Company's common stock in an amount which would be, to the extent practicable, economically equivalent to the future value of such Class B Common Units and Class C Common Units. Securityholder hereby agrees that (if so requested by the Board or the Requisite Holders) it will consent to and vote for a recapitalization, reorganization or exchange of the existing Equity Securities of the Company into a single class of common stock of the Entity that the Board and the Requisite Holders find acceptable and will take all necessary or desirable actions in connection with the consummation of the recapitalization, reorganization or exchange. Without limiting the generality of the foregoing, each holder of Securities hereby waives any dissenters rights, appraisal rights or similar rights in connection with such recapitalization, reorganization or exchange.

          (b) Notwithstanding the foregoing, unless the Bain Group otherwise agrees, any such recapitalization, reorganization or exchange will be structured and implemented in the manner contemplated by Section 12.7(b)(ii) of the LLC Agreement. Notwithstanding anything else contained in this Agreement to the contrary, this Section 4(b) may not be amended without the prior written consent of the Bain Group, Raytheon or BRS (so long as they are Securityholders).

          5.   LIQUIDITY EVENT.
               ---------------

          (a) The Company shall seek to effectuate a Liquidity Event upon the request of a majority of the Bain Group (the "Majority Holder").
                                              ---------------

          (b) From and after the time (if any) when the Company has informed each of the Securityholders that it desires to effectuate a Liquidity Event, the Company and each holder of Securities shall (i) cooperate in good faith to effectuate such Liquidity Event, and (ii) consent to and raise no objections against, and take all necessary or desirable actions in connection with, the consummation of such Liquidity Event, including those reasonably requested by the Seller (as defined below). Without limiting the generality of the foregoing, subject to the terms set forth in this Section 5, (i) each holder of Securities hereby waives any dissenters rights, appraisal rights or similar rights in connection with such Liquidity Event and (ii) if all or any portion of any such Liquidity Event is structured as a sale of securities, each holder of Securities shall agree to sell any or all of his or its securities and rights to acquire securities on the terms and conditions approved by the Board, if such Liquidity Event is being effectuated by the Board, or the Majority Holder, if such Liquidity Event is being effectuated by the Majority Holder. The Person seeking to effectuate such Liquidity Event is referred to herein as the "Seller".
 ------

          (c) In connection with any Liquidity Event (whether by sale, merger, recapitalization, reorganization, consolidation, combination or otherwise) pursuant to this Section 5, each holder of Securities immediately prior to such Liquidity Event shall receive (on behalf of itself and, where applicable (e.g., the structure contemplated by Section 12.7(b)(i) of the LLC Agreement is implemented), its direct and indirect securityholders) the same form of consideration and the same portion of the aggregate consideration that such holder of Securities would have received if the aggregate consideration paid by the Buyer in connection with such Liquidity Event (the "Aggregate
                                                        ---------
Consideration") had been paid directly to the Company and then distributed by the Company in a complete liquidation pursuant to the terms of the LLC Agreement as in effect immediately prior to such Liquidity Event (and after giving effect to any transfer taxes payable in connection with such Liquidity Event, the amount of which will be paid directly to the persons owing such taxes). In furtherance thereof, each holder of then currently exercisable rights to acquire any class of Securities will be given an opportunity to either (A) exercise such rights prior to the consummation of such Liquidity Event and participate in such sale as holders of such class of Securities or (B) upon the consummation of such Liquidity Event, or at such other time agreed to by such holder, receive in exchange for (or, if applicable, upon the exercise of) such rights, the consideration contemplated to be received by such holder as a result of such Liquidity Event in the agreement or instrument pursuant to which such holder acquired such rights from the Company or, if no such consideration is contemplated thereby, the consideration such holder would have received if such holder exercised such rights prior to the consummation of such Liquidity Event less the amount such holder would have paid to the Company to exercise such rights. Each holder of Securities shall take all necessary or desirable actions in connection with the receipt of the Aggregate Consideration from such Liquidity Event as is requested by the Majority Holder to effectuate the foregoing.

          (d) If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), each holder of Securities which is not an accredited investor (as that term is defined in Rule 501 or any similar rule then in effect ("Rule 501") promulgated by the Securities and Exchange
                 --------
Commission) will, at the request of the Seller, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Seller. If any holder of Securities appoints a purchaser representative designated by the Seller, the Company will be responsible for the fees of the purchaser representative so appointed. If any holder of Securities declines to appoint the purchaser representative designated by the Seller, such holder will appoint another purchaser representative (reasonably acceptable to the Seller), and such holder will be responsible for the fees of the purchaser representative so appointed.

          (e) The Company will pay the costs of any sale of Securities pursuant to a Liquidity Event to the extent such costs are incurred for the benefit of all holders of Securities and are not otherwise paid by the acquiring party, but including in any event the reasonable fees and disbursements of one counsel chosen by a majority of the Bain Group. Costs incurred by any holder of Securities on its own behalf will not be considered costs of the transaction hereunder.

          (f) The provisions of this Section 5 shall terminate upon the consummation of an IPO or a Liquidity Event.

          (g) Notwithstanding the foregoing, unless Bain Group otherwise agrees, any such Liquidity Event will be structured and implemented in the manner contemplated by Section 12.7(b)(i) of the LLC Agreement. Notwithstanding anything else contained in this Agreement to the contrary, this Section 5(g) may not be amended without the prior written consent of Bain Group, BRS or Raytheon (so long as they are Securityholders)

          6.   PREEMPTIVE RIGHTS.
               -----------------

          (a) Except as set forth in subparagraph (b) below, the Company and its Subsidiaries will not issue, sell or otherwise transfer for consideration to the Bain Group (an "Issuance") at any time prior to an IPO, any Equity Securities
                --------
(the "Preemptive Units") unless, at least 30 days and not more than 60 days
      ----------------
prior to such issuance, the Company notifies each Securityholder in writing of the Issuance (including the price, the purchasers thereof and the other terms thereof) and grants to each Securityholder, the right (the "Right") to subscribe
                                                            -----
for and purchase such Preemptive Units so issued at the same price and on the same terms as issued in the Issuance such that, after giving effect to the Issuance and exercise of the Right, the Preemptive Units owned by such holder shall represent the same percentage of the outstanding Class A Units and Class L Units as were owned by such holder prior to the Issuance on a fully diluted basis, or such lesser amount designated by such holder. The Right may be exercised by such holder at any time by written notice to the Company received by the Company within 15 days after receipt by such holder of the notice from the Company referred to above. The closing of the purchase and sale pursuant to the exercise of the Right shall occur at least 10 days after the Company receives notice of the exercise of the Right and concurrently with the closing of the Issuance. In the event that the consideration received by the Company in connection with an Issuance is property other than cash, each Securityholder may, at its election, pay the purchase price for such additional securities in such property or solely in cash. In the event that any such holder elects to pay cash, the amount thereof shall be determined based on the fair value of the consideration received or receivable by the Company in connection with the Issuance.

          (b) Notwithstanding the foregoing, the Right shall not apply to issuances of Equity Securities (or securities convertible into or exchangeable for, or options to purchase, such units), pro rata to all holders of Common Units, as a dividend on, subdivision of or other distribution in respect of, the Common Units in accordance with the Company's LLC Agreement.

          (c) The provisions of this Section 6 will terminate upon the consummation of an IPO (as defined in Section 8).

          7.   TRANSACTIONS WITH CERTAIN AFFILIATES.  So long as BRS or Raytheon
               ------------------------------------
is a Securityholder, the Company shall not and it shall cause its Subsidiaries to not, without the prior written consent of BRS or Raytheon, authorize any transaction by the Company or any of its Subsidiaries with any unitholder, officer or member of the Company or its Subsidiaries, or any Affiliates of such persons, involving the payment by the Company or a Subsidiary, or the issuance of Equity Securities or the sale or giving of property or services by the Company or a Subsidiary ("Affiliated Transaction"), except for any Affiliate
                          ----------------------
Transaction which is on terms comparable to those that could be obtained at arms' length from a Person that is not an Affiliate of the Company or is otherwise fair to the Company; provided, however, that the following shall be
                               --------  -------
deemed not to be Affiliate Transactions: (i) payment of customary and reasonable fees to members of the Board (so long as the same fees are paid to all non-management Board members), (ii) the performance by the Company or its Subsidiaries for each other of cash management, accounting, administrative and similar intercompany services, (iii) any of the transactions contemplated by (A) this Agreement, (B) the Merger Agreement, (C) the financing documents related to the Merger Agreement (including payment of fees to the Bain Group and its affiliates in amounts permitted by such agreements, and all agreements and documents contemplated thereby, in each case as the same shall be amended, modified, supplemented or restated and in effect from time to time), (D) the Registration Rights Agreement, or (E) any agreements entered into with the management of the Company and (iv) payment of salary and bonus compensation or any issuance of Equity Securities or options to acquire Equity Securities to officers of the Company or its Subsidiaries in amounts and on such terms as are approved by the Board or the board of directors or managers of the applicable Subsidiary.

          8.   BOARD OF MANAGERS.  The Bain Members (as defined in the LLC
               -----------------
Agreement) hereby agree that, so long as BRS owns Equity Securities equal to or greater than 50% of the amount owned on the date hereof, pursuant to their power under Section 5.2(b) of the LLC Agreement, the Bain Members will (i) appoint a designee of BRS to the Board of Managers of the Company, which such designee shall initially be Stephen Sherrill, (ii) cause the Company, as the sole member of Alliance Laundry Systems LLC ("Systems"), to appoint a designee of BRS to the
                                  -------
Board of Managers of Systems, which such designee shall initially be Stephen Sherrill, and (iii) appoint a designee of BRS to any committee of the Board of Managers of the Company or Systems which has the power to act on behalf of the Board of Managers regarding general corporate matters. The Company shall not permit the amendment of Section 4.2 of the Systems Amended and Restated Limited Liabilities Company Agreement without the prior written consent of BRS/RCL Investment Corp.

          9.   CERTAIN DEFINITIONS.
               -------------------

          "Affiliate" is defined in the LLC Agreement as it exists on the date
           ---------
hereof.

          "Bain Group" is defined in the LLC Agreement as it exists on the date
           ----------
hereof.

          "Board" is defined in the LLC Agreement as it exists on the date
           -----
hereof.

          "BRS"shall mean BRS/RCL Investment Corp., BCB Family Partners, L.P.,
           ---
Stephen C. Sherrill, NAZ Family Partners, L.P., H. Virgil Sherrill, Paul D. Kaminski, Nancy A. Zweng, Bruce C. Bruckmann, John Rice Edmonds, Donald J. Bruckmann, Susan Kaider, Harold O. Rosser, Marilena Tibrea, Walker C. Simmons, MLPF&S Custodian FBO Paul Kaminski and their Affiliates, Permitted Transferees and successors.

          "Class A Units" means (i) any Class A Units (as defined in the LLC
           -------------
Agreement as it exists on the date hereof) purchased or otherwise acquired by any Securityholder, and (ii) any

Equity Securities issued or issuable directly or indirectly with respect to any of the Class A Units referred to in clause (i) above, by way of a dividend or split or exchange or in connection with a combination of units, recapitalization, merger, consolidation or other reorganization.

          "Class B Units" means (i) any Class B Units (as defined in the LLC
           -------------
Agreement as it exists on the date hereof) purchased or otherwise acquired by any Securityholder, and (ii) any Equity Securities issued or issuable directly or indirectly with respect to any of the Class B Units referred to in clause (i) above, by way of a dividend or split or exchange or in connection with a combination of units, recapitalization, merger, consolidation or other reorganization.

          "Class C Units" means (i) any Class C Units (as defined in the LLC
           -------------
Agreement as it exists on the date hereof) purchased or otherwise acquired by any Securityholder, and (ii) any Equity Securities issued or issuable directly or indirectly with respect to any of the Class C Units referred to in clause (i) above, by way of a dividend or split or exchange or in connection with a combination of units, recapitalization, merger, consolidation or other reorganization.

          "Class L Units" means (i) any Class L Units (as defined in the LLC
           -------------
Agreement as it exists on the date hereof) purchased or otherwise acquired by any Securityholder, and (ii) any Equity Securities issued or issuable directly or indirectly with respect to any of the Class L Units referred to in clause (i) above, by way of a dividend or split or exchange or in connection with a combination of units, recapitalization, merger, consolidation or other reorganization.

          "Common Units" is defined in the LLC Agreement as it exists on the
           ------------
date hereof.

          "Equity Securities" is defined in the LLC Agreement as it exists on
           -----------------
the date hereof.

          "Executive Agreement" is defined in the LLC Agreement as it exists on
           -------------------
the date hereof.

          "Independent Third Party" is defined in the LLC Agreement as it exists
           -----------------------
on the date hereof.

          "Indirect Owner" means with respect to each Person which is (i) a
           --------------
corporation or any similar entity, each shareholder and each Indirect Owner of such shareholder; (ii) a limited liability company or any similar entity, each member and each Indirect Owner of such member; (iii) a partnership (whether limited or general) or similar entity, each partner and each Indirect Owner of such partner; and (iv) a trust or any similar entity, each beneficiary who has the legal right (or whose spouse has the present legal right) to demand a distribution of the trust's interest and each Indirect Owner of such beneficiary or such beneficiary's spouse (whether in such beneficiary's capacity as a beneficiary, trustee or otherwise and whether by revocation or amendment of such trust or otherwise).

          "IPO" means a public offering either (a) where the Company has
           ---
received net proceeds of at least $75 million (measured as of the time of issuance) or (b) which constitute at least 15% of the Company's outstanding Units (measured as of the date of determination).

          "Liquidity Event" is defined in the LLC Agreement as it exists on the
           ---------------
date hereof.

          "Majority Holder" is defined in Section 5 hereof.
           ---------------

          "Merger Agreement" means that certain Agreement and Plan of Merger,
           ----------------
dated as of February 21, 1998, by and among Bain/RCL, L.L.C., RCL Acquisitions, L.L.C., Raytheon and Raytheon Commercial Laundry LLC, as amended and modified from time to time.

          "Other Securities" means Securities owned by Securityholders that are
           ----------------
not a part of the Bain Group.

          "Person" is defined in the LLC Agreement.
           ------

          "Preferred Units" means (i) any Preferred Units (as defined in the LLC
           ---------------
Agreement) purchased or otherwise acquired by any Securityholder, and (ii) any Equity Securities issued or issuable directly or indirectly with respect to any of the Preferred Units referred to in clause (i) above, by way of a dividend or split or exchange or in connection with a combination of units, recapitalization, merger, consolidation or other reorganization.

          "Public Sale" means any sale of Securities to the public pursuant to
           -----------
an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

          "Raytheon" means Raytheon Company, a Delaware corporation.
           --------

          "Registration Rights Agreement" means that certain Registration Rights
           -----------------------------
Agreement, dated as of the date hereof, between the Company and the securityholders a party thereto, as amended or modified from time to time.

          "Securities" means, collectively, Class A Units, Class B Units, Class
           ----------
C Units, Class L Units, Preferred Units and any other equity interests of the Company, but explicitly excluding rights to acquire equity interests of the Company. As to any particular Securities, such units shall cease to be Securities when they have been disposed of in a Public Sale or repurchased by the Company or any Subsidiary.

          "Securities Act" means the Securities Act of 1933, as amended, and
           --------------
applicable rules and regulations thereunder, and any successor to such statute, rules or regulations. Any reference herein to a specific section, rule or regulation of the Securities Act shall be deemed to include any corresponding provisions of future law.

           "Securities and Exchange Commission" includes any governmental body
            ----------------------------------
or agency succeeding to the functions thereof.

          "Subordinated Note" means that certain Junior Subordinated Note, dated
           -----------------
as of the date hereof, in the original principal amount of $9,000,000 issued by the Company to Raytheon.

          "Subsidiary" is defined in the LLC Agreement.
           ----------

          "Units" is defined in the LLC Agreement.
           -----

          "Vested Common Units" is defined in the LLC Agreement.
           -------------------

          10.  AMENDMENT AND WAIVER.  Except as otherwise provided herein, no
               --------------------
modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the holders of Securities unless such modification, amendment or waiver is approved in writing by the holders of at least a majority of the Bain Group; provided, that no amendment or modification
                                    --------
that would adversely affect holders of one class or group of Securities in a manner different than holders of any other class or group of Securities (other than amendments and modifications in connection with the issuances of Equity Securities permitted by Section 5.1(b) of the LLC Agreement) shall be effective against the holders of such class or group of Securities without the prior written consent of holders of at least a majority of Securities of such class or group adversely affected thereby; provided, further, that so long as BRS or
                                  --------  -------
Raytheon holds any Securities, no amendment or modification that will adversely alter BRS' or Raytheon's respective rights granted pursuant to this Agreement shall be effective against BRS or Raytheon, respectively, without their consent (it being understood that the creation of new (in accordance with Section 6 of this Agreement) or additional Securities, or new (in accordance with Section 6 of this Agreement) or additional Equity Securities of the Company which will constitute Securities, or the addition of new parties to this Agreement shall not in and of itself be deemed to alter such rights). No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

          11.  SEVERABILITY.  Whenever possible, each provision of this
               ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          12.  ENTIRE AGREEMENT.  This Agreement, those documents expressly
               ----------------
referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          13.  SUCCESSORS AND ASSIGNS.   Except as otherwise provided herein,
               ----------------------
this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and permitted assigns and the Securityholders and any subsequent holders of Securities and the respective successors and permitted assigns of each of them, so long as they hold Securities. The Company may not assign any of its obligations under this Agreement (other than in connection with a merger, consolidation or other form of reorganization permitted by other sections of this Agreement) without the prior written consent of a majority of the Bain Group.

          14.  COUNTERPARTS.  This Agreement may be executed in separate
               ------------
counterparts each of which will be an original and all of which taken together will constitute one and the same agreement.

          15.  REMEDIES.    Any Person having rights under any provision of this
               --------
Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement. Nothing contained in this Agreement will be construed to confer upon any Person who is not a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.

          16.  NOTICES.  Any notice provided for in this Agreement will be in
               -------
writing and will be either personally delivered, or received by certified mail, return receipt requested, or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient and to any subsequent holder of Securities subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. The Company's address is:

          To the Company:
          --------------

          Alliance Laundry Holdings LLC
          c/o Bain Capital, Inc.
          Two Copley Place
          Boston, MA 02116
          Attention:  Robert C. Gay
                      Edward Conard
                      Stephen Zide

          with a copy to:
          --------------

          Kirkland & Ellis
          200 East Randolph Street
          Chicago, Il 60601
          Attention:  James L. Learner

          17.  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
               -------------
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. ANY DISPUTE RELATING HERETO SHALL BE HEARD IN THE STATE OR FEDERAL COURTS OF DELAWARE, AND THE PARTIES AGREE TO JURISDICTION AND VENUE THEREIN.

          18.  DESCRIPTIVE HEADINGS; INTERPRETATION.  The descriptive headings
               ------------------------------------
of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The use of the word "including" in this Agreement shall be by way of example rather than by limitation. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. Without limiting the generality of the immediately preceding sentence, no amendment or other modification to any agreement, document or instrument that requires the consent of any Person pursuant to the terms of this Agreement or any other agreement (including the LLC Agreement) will be given effect hereunder unless such Person has consented in writing to such amendment or modification. The use of the words "or," "either" and "any" shall not be exclusive.

          19.  NO  STRICT CONSTRUCTION. The parties hereto have participated
               -----------------------
jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

          20.  ISSUANCES OF ADDITIONAL SECURITIES.  Notwithstanding anything
               ----------------------------------
contained herein to the contrary, the Company shall not issue any securities of the same type as any Securities held by any Securityholder to any recipient that is not a party hereto (other than in connection with a public offering of the Company's Equity Securities registered under the Securities Act) unless the recipient thereof executes the agreements that such recipient would be required to execute pursuant to Section 3 if such recipient were a transferee of such securities, thereby becoming a party hereto and thereto, prior to, or
concurrently with, receiving securities of the Company.   Any issuance or
attempted issuance in violation of any provision of this Agreement shall be void, and the Company shall not record such issuance on its books or treat any purported recipient of such securities as the owner of such securities for any purpose.


                                   * * * * *

      IN WITNESS WHEREOF, the parties hereto have executed this Securityholders Agreement on the day and year first above written.


                         ALLIANCE LAUNDRY HOLDINGS LLC

                         By:
                            _______________________________________
                         Its:
                             ______________________________________


                         BAIN/RCL, L.L.C.

                         By:
                            _______________________________________
                         Its:
                             ______________________________________


                         RAYTHEON COMPANY

                         By:
                            _______________________________________
                         Its:
                             ______________________________________

                         __________________________________________
                         THOMAS F. L'ESPERANCE


                         __________________________________________
                         HERMAN W. BEACH


                         __________________________________________
                         JEFFREY J. BROTHERS


                         __________________________________________
                         R. SCOTT GASTER


                         __________________________________________
                         BRUCE P. ROUNDS


                         __________________________________________
                         ROBERT T. WALLACE


                         __________________________________________
                         SCOTT L. SPILLER


                         __________________________________________
                         DAVID A. DOCKREY


                         __________________________________________
                         DARWIN K. GILMORE


                         __________________________________________
                         CHARLES O. REIFF


                         __________________________________________
                         LEE E. WILSON

                         __________________________________________
                         RICHARD J. CASEY


                         __________________________________________
                         JAY B. MCDONALD


                         __________________________________________
                         KIM M. SHADY


                         __________________________________________
                         D. MARK FREESMAN


                         __________________________________________
                         AL RIOS


                         __________________________________________
                         PAT ANDERSEN-SHEW


                         STIFEL, NICOLAUS CUSTODIAN FOR
                         PAULA K. L'ESPERANCE IRA

                         __________________________________________



                         STIFEL, NICOLAUS CUSTODIAN FOR
                         THOMAS F. L'ESPERANCE IRA

                         __________________________________________



                         STIFEL, NICOLAUS CUSTODIAN FOR
                         SCOTT L. SPILLER IRA

                         __________________________________________

                         STIFEL, NICOLAUS CUSTODIAN FOR
                         BRUCE P. ROUNDS IRA

                         __________________________________________



                         ROBERT W. BAIRD & CO INC. TTEE
                         FBO R SCOTT GASTER IRA

                         __________________________________________



                         EDWARD JONES, CUST FBO
                         ROBERT T. WALLACE, IRA

                         __________________________________________



                         DELAWARE CHARTER GUARANTEE AND
                         TRUST COMPANY, TTEE FOR
                         JEFFREY J. BROTHERS, IRA

                         __________________________________________

BCB FAMILY PARTNERS, L.P.

By:             *                                    *
     -------------------------           -------------------------
     Name:                               STEPHEN C. SHERRILL
     Title:


NAZ FAMILY PARTNERS, L.P.

By:             *                                    *
     -------------------------           -------------------------
     Name:                               H. VIRGIL SHERRILL
     Title:


            *                                        *
-------------------------                ------------------------
PAUL D. KAMINSKI                         NANCY A. ZWENG


            *                                        *
-------------------------                ------------------------
BRUCE C. BRUCKMANN                       JOHN RICE EDMONDS


            *                                        *
-------------------------                ------------------------
DONALD J. BRUCKMANN                      SUSAN KAIDER



            *                                        *
-------------------------                ------------------------
HAROLD O. ROSSER                         MARILENA TIBREA


            *
-------------------------
WALKER C. SIMMONS

MLPF&S CUSTODIAN FBO PAUL KAMINSKI

            *
By:
   ----------------------



*By:
    ------------------------------
Name:  Stephen M. Sherrill
       ---------------------------
Title: Attorney-in-fact

BRS/RCL INVESTMENT CORP.

By:
     -----------------------------
Its:
     -----------------------------

                                   SCHEDULE A
                                   ----------

                                SECURITYHOLDERS

Bain/RCL, L.L.C.
Raytheon Company
Thomas F. L'Esperance
Herman W. Beach
Jeffrey J. Brothers
R. Scott Gaster
Bruce P. Rounds
Robert T. Wallace
Scott L. Spiller
David A. Dockrey
Darwin K. Gilmore
Charles O. Reiff
Lee E. Wilson
Richard J. Casey
Jay B. McDonald
Kim M. Shady
D. Mark Freesman
Al Rios
Pat Andresen-Shew
BRS/RCL Investment Corp.
BCB Family Partners, L.P.
Stephen C. Sherrill
NAZ Family Partners, L.P.
H. Virgil Sherrill
Paul D. Kaminski
Nancy A. Zweng
Bruce C. Bruckmann
John Rice Edmonds
Donald J. Bruckmann
Susan Kaider
Harold O. Rosser
Marilena Tibrea
Walker C. Simmons
Stifel, Nicolaus Custodian for Paula K. L'Esperance IRA
Stifel, Nicolaus Custodian for Thomas F. L'Esperance IRA
Stifel, Nicolaus Custodian for Scott L. Spiller IRA
Stifel, Nicolaus Custodian for Bruce P. Rounds IRA
Robert W. Baird & Co Inc. TTEE FBO R Scott Gaster IRA
Edward Jones, Cust FBO Robert T. Wallace, IRA
Delaware Charter Guarantee and Trust Company, TTEE for Jeffrey J. Brothers, IRA